Subsequent events	9 Months Ended
Sep. 30, 2019
Subsequent Events [Abstract]
Subsequent events
10.	SUBSEQUENT EVENTS
Capital Financing
During the third quarter of 2019, the Company was unsuccessful in securing sufficient capital to maintain product development and regulatory activities at a pace that would allow accomplishment of its previously stated milestones. As a result, on October 15, 2019, the Company announced that it had withdrawn all forward-looking statements included in its continuous disclosure documents with respect to the cost and timing of the development of its robotic surgical system beyond the fourth quarter of 2019. On November 7, 2019, the Company announced that it had determined not to proceed with the public offering of units of the Company for which it filed a final short form prospectus on October 31, 2019.
The Company’s primary product development supplier has stopped all work with regard to the development of the Company’s robotic surgical system until such time as the Company can secure sufficient capital.
Recent Capital Transactions
On August 29, 2019, the Company entered into a Common Share Purchase Agreement (the “Agreement”) with Aspire Capital Fund, LLC. (“Aspire Capital”) whereby Aspire Capital has committed to purchase up to

$35 million of common shares
of the Company at the Company’s request from time to time, until February 28, 2022.
In addition to the initial transaction described in Section 6 above, on each of November 7, 8, 11 and 12, 2019, under the terms of the Agreement, the Company sold to Aspire 100,000 common shares each date, for a total of 400,000 common shares at an average price of US$ 0.4252 per share for gross proceeds of $170,090.
Supplier Claim
On October 4, 2019, the Company received a demand letter related to a payment request from a service provider for all amounts the service provider believes it is owed by the Company, being US $2,902,916. On October 11, 2019, the Company responded to the service provider, declining the terms of the demands, advising the service provider that the service provider was in breach of the terms of the parties’ agreements.
The Company further requested the service provider cease all work on behalf of the Company and offered to work towards a resolution of the parties’ claims
.
On October 24, 2019, the Company was served with a summons for civil action by the service provider, indicating they had initiated a civil claim against the Company in the United States (the “Civil Claim”). The Civil Claim alleges that the Company has not paid the amounts owed under several invoices and the claim further alleges that the invoices total approximately US $5.0 million. The Company disputes the allegations set out in the Civil Claim and has engaged legal counsel to defend against them.
The Company has included in its accounts payable as at September 30, 2019, the amounts invoiced by the service provider of $2.9 million. No additional amounts have been accrued as the amounts demanded are in dispute and the Company expects that adjustments to these invoices will be received in the form of credits and will reduce the amount expensed and ultimately payable by the Company.
Office Lease – Toronto
On October 8, 2019, the Company entered into a lease agreement with a third party to lease corporate office space in Toronto, Ontario. The term of the lease is 18 months from November 1, 2019 and the average monthly base rent is $6,863. Upon commencement, the Company shall recognize a right-of-use asset and a lease liability as required under IFRS 16.